Nike Securities L.P.

                                 Code of Ethics

I.       STATEMENT OF GENERAL PRINCIPLES

This Code of Ethics is being adopted by Nike Securities L.P. (the "Company"), The First Trust Special Situations Trust, The First Trust Combined Series, The First Trust of Insured Municipal Bonds, The First Trust GNMA, and The First Trust of Insured Municipal Bonds - Multi-State (the "Trusts") in recognition of the fact that the Company owes a duty at all times to place the interests of holders of Units of the Trusts and Shareholders of the Funds first. In recognition of such duty it is the Company's policy that the personal securities transactions and other activities of Company personnel be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility that could occur through such activities as "insider trading" or "frontrunning" Trust or Fund securities trades. It is also the Company's policy that Company personnel should not take inappropriate advantage of their position with respect to Trusts or Funds sponsored by the Company and that such personnel should avoid any situation that might compromise, or call into question, their exercise of fully independent judgment in the interest of Unit holders or Shareholders.

II.      DEFINITIONS

For Purposes of this Code of Ethics:

         A.  "Company" shall mean Nike Securities L.P.

         B. "Trust" shall mean any unit investment trust sponsored by the Company.

         C.  "Unit holder" shall mean the holder of any unit of any Trust.

         D. "Fund" shall mean any open-end management investment company for which the Company acts as distributor or principal underwriter.

         E.  "Shareholder" shall mean the holder of any share of any Fund.

         F. "Access Person" shall mean any partner, officer or employee of the Company who makes, participates in or obtains information regarding the purchase or sale of securities for a Trust's or Fund's portfolio or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendation regarding the purchase or sale of securities for a Trust or Fund and includes, but is not limited to, all personnel in the Company's research, new products, securities trading, unit investment trust trading, wholesaling, evaluation, marketing, trust administration, compliance, legal, corporate publishing and investment advisory departments and any and all supervisors thereof.

G. "Investment Person" shall mean any officer or employee of the Company who makes, participates in or executes decisions regarding the purchase or sale of securities for a Trust's or Fund's portfolio and includes, but is not limited to, all personnel in the Company's research, new products, securities trading, trust administration and investment advisory departments and any and all supervisors thereof ; provided, however, that any person shall be deemed to be an Investment Person for purposes of this Code of Ethics only with respect to the type of security for which such person makes, participates in or executes purchase or sale decisions and provided further that any person who is an Investment Person with respect to any type of security under the Code shall be an Access person for purposes of all provisions of the Code.

III.     PROHIBITED PRACTICES

In furtherance of the policies set forth in paragraph I above, the following practices shall be prohibited:

         A. No Investment Person shall purchase any security during the initial public offering of such security.

         B. No Investment Person shall purchase any security in a private placement transaction unless the purchase has been approved in writing and in advance by the Compliance Department. In considering whether to approve any such transaction, the Compliance Department shall take into account, among other factors, whether the investment opportunity should be reserved for any existing or proposed Trust and its Unit holders or any Fund and its Shareholders and whether the opportunity is being offered to an individual by virtue of his position. Any Investment Person who has been authorized to acquire securities in a private placement shall disclose that investment to the Compliance Department before he takes part in a subsequent consideration of any Trust's or Funds investment in that issuer, and the decision to include securities of such issuer in a Trust or Fund shall be subject to independent review by General Counsel of the Company.

         C. No Access Person shall purchase or sell any security prior to the initial public offering period of a Trust which it is proposed may contain that security in its portfolio. No Access Person shall purchase or sell any security on a day during which there is "buy" or a "sell" order from a Trust or Fund for that security until such order is executed or withdrawn. No Investment Person shall purchase or sell a security within seven days before or after that security is bought or sold by a Trust or Fund. Any profits realized on transactions prohibited by this Section shall be disgorged.

         D. No Investment Person shall profit from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 30 days. Any profits realized on transactions prohibited by this Section shall be disgorged.

         E. No Investment Person shall serve on the Board of Directors of a publicly traded company absent prior authorization of the Compliance Department upon a determination that board service would be consistent with the interests of Trusts and their Unit holders and the Funds and their Shareholders and the establishment of appropriate "Chinese wall" procedures by the Compliance Department.

         F. Any provision of this Code of Ethics prohibiting any transaction by an Access Person or Investment Person shall prohibit any transaction in which such person has, obtains or disposes of any beneficial ownership interest.

IV.  COMPLIANCE PROCEDURES

In order to effectuate and monitor the foregoing policies and prohibitions, all Access Persons and Investment Persons shall be required to comply with the following procedures:

         A. The securities trading personnel of the Company shall provide the Compliance Department with a daily summary of buy and sell orders entered by, on behalf of, or with respect to both Trusts, Funds and the Company's unit investment trust accumulation account or accounts. The Research Department shall notify the Compliance Department, in writing, of the composition of the proposed portfolio of any proposed Trust on the day that portfolio is determined. The Trust Administration Department shall provide the Compliance Department with a daily written summary of the Trusts, if any, for which a public offering has either commenced or been terminated.

         B. Each Access Person shall direct any firms at which he maintains brokerage accounts to provide on a timely basis duplicate copies of confirmations of all personal securities transactions and periodic statements for all securities accounts to the Compliance Department. The Compliance Department shall date stamp all duplicate copies of personal securities transactions and account statements upon receipt.

         C. Each Access Person shall disclose all personal securities holdings to the Compliance Department both upon commencement of employment with the Company and within 15 days of the end of each calendar year by submitting the form attached to this Code of Ethics as Exhibit A.

         D. Within 15 days following the end of each calendar year, each Access Person shall certify to the Company that he has read and understands this Code of Ethics and recognizes that he is subject to it and that he has complied with the requirements of this Code of Ethics by submitting the form attached hereto as Exhibit B.

         E. Within 10 days following the end of each calendar quarter, each Access Person shall report to the Compliance Department all personal securities transactions effected during such quarter by submitting the form attached hereto as Exhibit C.

         F. Any provision of this Code of Ethics requiring an Access Person or Investment Person to report securities transactions or securities positions to the Company shall require the reporting of any transaction or position in which such person has, acquires or disposes of any beneficial ownership interest.

V.       EXEMPTIONS

The following transactions shall be exempted from the provisions of Article III and, in the case of paragraph A and C, Article IV of this Code of Ethics:

         A. The purchase or sale of U.S. government securities, money market instruments, mutual funds or unit investment trusts.

         B. The purchase or sale of shares of issuers whose shares are traded on a national or foreign securities exchange and which have a market capitalization of at least $1 billion.

         C. Purchases which are part of an automatic dividend reinvestment plan or which involve no investment decision by the purchaser.

VI.      SANCTIONS

Upon discovery of a violation of this Code of Ethics, including either violations of the enumerated provisions or the general principles provided, the Company may impose such sanctions as it deems appropriate, including, inter alia, a fine, letter of censure or suspension or termination of the employment of the violator.


                                   EXHIBIT A

                              NIKE SECURITIES L.P.
                           ACCESS/INVESTMENT PERSON

                           SECURITIES HOLDINGS REPORT


Name of Access/Investment Person: ______________________________________

Date: ______________________________________________________

I hereby certify that as of _________________, I had a beneficial ownership interest in no securities other than those set forth below.

Issuer                        # of shares/principal amount          Market Value
______                        ____________________________          ____________










                                    OR

I hereby certify that as of __________________, I had a beneficial ownership interest in no securities other than those set forth on the attached brokerage account statements.

                                    OR

I hereby certify that as of __________________, I had a beneficial interest in no securities.

_____________________________-
Signature


                                    EXHIBIT B

                             NIKE SECURITIES L.P.
                           ACCESS/INVESTMENT PERSON

                         CODE OF ETHICS CERTIFICATION

I, ___________________________, hereby certify that I have read, and understand the NIKE SECURITIES L.P. Code of Ethics. Furthermore, I certify that I have complied with its provisions during the preceding year.

____________________________                                 ___________________
Signature                                                     Date




                                     EXHIBIT C

                              NIKE SECURITIES L.P.
                            ACCESS/INVESTMENT PERSON

                          QUARTERLY TRANSACTION REPORT

Name of Access/Investment Person:  ________________________________________

Date:  _____________________

I hereby certify that during the calendar quarter ended _____________, I had a beneficial ownership interest in the following securities transactions:

Type of       Type of
Transaction   Security Issuer   # of shares/principal amount    $ amount
___________   _______________   ____________________________    ________


















                                    OR

I hereby certify that during the calendar quarter ended __________, I had a beneficial ownership interest in no securities transactions other than those set forth on the attached brokerage account confirmations.

                                    OR

I hereby certify that during the calendar quarter ended ___________, I had a beneficial ownership interest in no securities transactions.

-----------------------------------------
Signature



                      First Trust Advisors L.P.
                Investment Company Code of Ethics


I.       STATEMENT OF GENERAL PRINCIPLES

     This Code of Ethics is being adopted by First Trust Advisors L.P. (the "Company"), in recognition of the fact that the Company owes a duty at all times to place the interests of investors in investment companies for which the Company provides investment advisory services first. In recognition of such duty it is the Company's policy that the personal securities transactions and other activities of Company personnel be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility that could occur through such activities as "insider trading" or "frontrunning" investment company securities trades. It is also the Company's policy that Company personnel should not take inappropriate advantage of their position with respect to investment companies for which the Company provides investment advisory services and that such personnel should avoid any situation that might compromise, or call into question, their exercise of fully independent judgment in the interest of investors in investment companies for which the Company provides investment advisory services.

II.      DEFINITIONS

         For Purposes of this Code of Ethics:

     A.  "Company" shall mean First Trust Advisors L.P.

     B. "Investment Company" shall mean any investment company for which the Company provides investment advisory services.

     C.  "Investor" shall mean any investor of any Investment Company.

     D. "Access Person" shall mean any partner, officer or employee of the Company who makes, participates in or obtains information regarding the purchase or sale of securities for an Investment Company's portfolio or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendation regarding the purchase or sale of securities for an Investment Company and includes all personnel listed in the Company's form ADV.

     E. "Investment Person" shall mean any officer or employee of the Company who makes, participates in or executes decisions regarding the purchase or sale of securities for an Investment Company's portfolio.

III. PROHIBITED PRACTICES

     In furtherance of the policies set forth in paragraph I above, the following practices shall be prohibited:

     A. No Investment Person shall purchase any security during the initial public offering of such security.

     B. No Investment Person shall purchase any security in a private placement transaction unless the purchase has been approved in writing and in advance by the Compliance Department. In considering whether to approve any such transaction, the Compliance Department shall take into account, among other factors, whether the investment opportunity should be reserved for any existing or proposed Investment Company and its Investors and whether the opportunity is being offered to an individual by virtue of his position. Any Investment Person who has been authorized to acquire securities in a private placement shall disclose that investment to the Compliance Department before he takes part in a subsequent consideration of any Investment Company's investment in that issuer, and the decision to include securities of such issuer in an Investment Company shall be subject to independent review by General Counsel of the Company.

     C. No Access Person shall purchase or sell any security on a day during which there is "buy" or a "sell" order from an Investment Company for that security until such order is executed or withdrawn. No Investment Person shall purchase or sell a security within seven days before or after that security is bought or sold by an Investment Company.

     D. No Investment Person shall profit from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 30 days.

     E. No Investment Person shall serve on the Board of Directors of a publicly traded company absent prior authorization of the Compliance Department upon a determination that board service would be consistent with the interests of Investment Companies and their investors and the establishment of appropriate "Chinese wall" procedures by the Compliance Department.

     F. Any provision of this Code of Ethics prohibiting any transaction by an Access Person or Investment Person shall prohibit any transaction in which such person has, obtains or disposes of any beneficial ownership interest.

IV.  COMPLIANCE PROCEDURES

     In order to effectuate and monitor the foregoing policies and prohibitions, all Access Persons and Investment Persons shall be required to comply with the following procedures:

     A. The securities trading personnel of the Company shall provide the Compliance Department with a daily summary of buy and sell orders entered by, on behalf of, or with respect to Investment Companies.

     B. Each Access Person shall direct any firms at which he maintains brokerage accounts to provide on a timely basis duplicate copies of confirmations of all personal securities transactions and periodic statements for all securities accounts to the Compliance Department. The Compliance Department shall date stamp all duplicate copies of personal securities transactions and account statements upon receipt.

     C. Each Access Person shall disclose all personal securities holdings to the Compliance Department both upon commencement of employment with the Company and within 15 days of the end of each calendar year by submitting the form attached to this Code of Ethics as Exhibit A.

     D. Within 15 days following the end of each calendar year, each Access Person shall certify to the Company that he has read and understands this Code of Ethics and recognizes that he is subject to it and that he has complied with the requirements of this Code of Ethics by submitting the form attached hereto as Exhibit B.

     E. Within 10 days following the end of each calendar quarter, each Access Person shall report to the Compliance Department all personal securities transactions effected during such quarter by submitting the form attached hereto as Exhibit C.

     F. Any provision of this Code of Ethics requiring an Access Person or Investment Person to report securities transactions or securities positions to the Company shall require the reporting of any transaction or position in which such person has, acquires or disposes of any beneficial ownership interest.

     G. The requirements of Section IV(B), IV(C), IV(D) and IV(E) shall be deemed to be complied with by any Access Person who complies with substantially similar requirements contained in the Nike Securities L.P. Unit Investment Trust Code of Ethics.


V.   EXEMPTIONS

     The following transactions shall be exempted from the provisions of Article III and, in the case of paragraph A and C, Article IV of this Code of
     Ethics:

     A. The purchase or sale of U.S. government securities, money market instruments, mutual funds or unit investment trusts.

     B. The  purchase or sale of shares of issuers  whose shares are traded on a
     national  or  foreign   securities   exchange   and  which  have  a  market
     capitalization of at least $1 billion.

     C. Purchases which are part of an automatic dividend reinvestment plan or which involve no investment decision by the purchaser.

VI.  SANCTIONS

     Upon discovery of a violation of this Code of Ethics, including either violations of the enumerated provisions or the general principles provided, the Company may impose such sanctions as it deems appropriate, including, inter alia, a fine, letter of censure or suspension or termination of the employment of the violator.


                                        EXHIBIT A

                               FIRST TRUST ADVISORS L.P.
                               ACCESS/INVESTMENT PERSON
                              SECURITIES HOLDINGS REPORT


Name of Access/Investment Person: ______________________________________

Date: ______________________________________________________

I hereby certify that as of _________________, I had a beneficial ownership interest in no securities other than those set forth below.


Issuer                       # of shares/principal amount          Market Value
______                       ____________________________          ____________















                                   OR

I hereby certify that as of __________________, I had a beneficial ownership interest in no securities other than those set forth on the attached brokerage account statements. OR

I hereby certify that as of __________________, I had a beneficial interest in no securities.


______________________________________
Signature



                                        EXHIBIT B

                                FIRST TRUST ADVISORS L.P.
                                ACCESS/INVESTMENT PERSON
                              CODE OF ETHICS CERTIFICATION

I, ___________________________, hereby certify that I have read, and understand the FIRST TRUST ADVISORS L.P. Code of Ethics. Furthermore, I certify that I have complied with its provisions during the preceding year.




___________________________________                           __________________
Signature                                                            Date





                                   EXHIBIT C


                            FIRST TRUST ADVISORS L.P.
                             ACCESS/INVESTMENT PERSON
                           QUARTERLY TRANSACTION REPORT


Name of Access/Investment Person:________________________________________

Date:  _____________________

I hereby certify that during the calendar quarter ended _____________, I had a beneficial ownership interest in the following securities transactions:

Type of       Type of
Transaction   Security Issuer    # of shares/principal amount    $ amount
___________   _______________    ____________________________    ________












                                       OR

I hereby certify that during the calendar quarter ended __________, I had a beneficial ownership interest in no securities transactions other that those set forth on the attached brokerage account confirmations.

                                       OR

I hereby certify that during the calendar quarter ended ___________, I had a beneficial ownership interest in no securities transactions.



_________________________________________
Signature




CODE OF ETHICS DISTRIBUTION LIST
         ACCESS PERSONS

          MARK BRADLEY
        W. SCOTT JARDINE
          WILLIAM WEBB
         RICHARD OLSON




CODE OF ETHICS DISTRIBUTION LIST
       INVESTMENT PERSONS


          JAMES BOWEN
           MIKE BOYLE
        CHARLES BRADLEY
       ROBERT BREDEMEIER
           SUSAN BRIX
          ROBERT CAREY
        STEVE CLAIBORNE
          CHUCK CRAIG
          JON ERICKSON
         FRANK FICHERA
          DAVID FIELD
       JENNIFER FRIEBELE
          ALEX GARBER
         JOHN HAGERSON
           SCOTT HALL
         RON MCALISTER
          DAVE MCGAREL
          VANCE MEYER
          CARLOS NARDO
         CHRIS PETERSON
         JOHN PHILLIPS
         OMAR SEPULVEDA
          JOHN SHERREN
         JOHN SOUTHARD
        STEVE STARKOVICH
        RICHARD SWIATEK



                       FT Defined Portfolios LLC
                             Code of Ethics

I.       STATEMENT OF GENERAL PRINCIPLES

         This Code of Ethics is being adopted by FT Defined Portfolios LLC (the "Company"), in recognition of the fact that the Company owes a duty at all times to place the interests of its investors first. In recognition of such duty it is the Company's policy that the personal securities transactions and other activities of Company personnel be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility that could occur through such activities as "insider trading" or "frontrunning" investment company securities trades. It is also the Company's policy that Company personnel should not take inappropriate advantage of their position with respect to the Company and that such personnel should avoid any situation that might compromise, or call into question, their exercise of fully independent judgment in the interest of investors in the Company.

II.      DEFINITIONS

         For Purposes of this Code of Ethics:

         A.  "Company" shall mean FT Defined Portfolios LLC.

         B. "Investor" shall mean any investor in the Company, whether directly or indirectly through a separate account of an insurance company.

         C. "Access Person" shall mean any trustee, officer or employee of the Company who makes, participates in or obtains information regarding the purchase or sale of securities for the Company's portfolio or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendation regarding the purchase or sale of securities for the Company.

         D. "Investment Person" shall mean any officer or employee of the Company who makes, participates in or executes decisions regarding the purchase or sale of securities for the Company's portfolios.

III.     PROHIBITED PRACTICES

         In furtherance of the policies set forth in paragraph I above, the following practices shall be prohibited:

A. No Investment Person shall purchase any security during the initial public offering of such security.

B. No Investment Person shall purchase any security in a private placement transaction unless the purchase has been approved in writing and in advance by the Compliance Coordinator. In considering whether to approve any such transaction, the Compliance Coordinator shall take into account, among other factors, whether the investment opportunity should be reserved for the Company and its Investors and whether the opportunity is being offered to an individual by virtue of his position. Any Investment Person who has been authorized to acquire securities in a private placement shall disclose that investment to the Compliance Coordinator before he takes part in a subsequent consideration of the Company's investment in that issuer, and the decision to include securities of such issuer in the Company shall be subject to independent review by Counsel to the Company.

C. No Access Person shall purchase or sell a security within seven days before or after that security is bought or sold by the Company if such Access Person knows or should know that such security is being bought or sold by the Company.

D. No Investment Person shall profit from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 30 days.

E. No Investment Person shall serve on the Board of Directors of a publicly traded company absent prior authorization of the Compliance Coordinator upon a determination that board service would be consistent with the interests of the Company and its investors and the establishment of appropriate "Chinese wall" procedures by the Compliance Coordinator.

F. Any provision of this Code of Ethics prohibiting any transaction by an Access Person or Investment Person shall prohibit any transaction in which such person has, obtains or disposes of any beneficial ownership interest.

IV.      COMPLIANCE PROCEDURES

         In  order  to  effectuate  and  monitor  the  foregoing   policies  and
         prohibitions, all Access Persons and Investment Persons shall be required to comply with the following procedures:

A. The securities trading personnel of the Company shall provide the Compliance Coordinator with a daily summary of buy and sell orders entered by, on behalf of, or with respect to the Company.

B. Each Access Person shall direct any firms at which he maintains brokerage accounts to provide on a timely basis duplicate copies of confirmations of all personal securities transactions and periodic statements for all securities accounts to the Compliance Coordinator. The Compliance Coordinator shall date stamp all duplicate copies of personal securities transactions and account statements upon receipt.

C. Each Access Person shall disclose all personal securities holdings to the Compliance Coordinator both upon commencement of employment with the Company and within 15 days of the end of each calendar year by submitting the form attached to this Code of Ethics as Exhibit A.

D. Within 15 days following the end of each calendar year, each Access Person shall certify to the Company that he has read and understands this Code of Ethics and recognizes that he is subject to it and that he has complied with the requirements of this Code of Ethics by submitting the form attached hereto as Exhibit B.

E. Within 10 days following the end of each calendar quarter, each Access Person shall report to the Compliance Coordinator all personal securities transactions effected during such quarter by submitting the form attached hereto as Exhibit C.

F. Any provision of this Code of Ethics requiring an Access Person or Investment Person to report securities transactions or securities positions to the Company shall require the reporting of any transaction or position in which such person has, acquires or disposes of any beneficial ownership interest.

G. The requirements of Section IV(B), IV(C) and IV(E) shall be deemed to be complied with by any Access Person who complies with substantially similar requirements contained in the Nike Securities L.P. Code of Ethics or First Trust Advisors L.P. Investment Company Code of Ethics.

H. The requirements of Section IV(B), IV(C) and IV(E) shall not apply to any member of the Board of Trustees of the Company unless such member knows or, in the ordinary course of fulfilling his official duties as a Trustee of the Company, should have known that during the seven day period immediately preceding or after the date of any transaction in a security by the member such security was purchased or sold by the Company or such purchase or sale was considered by the Company or its investment adviser.

V.       EXEMPTIONS

         The following  transactions  shall be exempted  from the  provisions of
         Article III and, in the case of paragraph A and C, Article IV of this Code of Ethics:

A. The purchase or sale of U.S. government securities, money market instruments, mutual funds or unit investment trusts.

B. The purchase or sale of shares of issuers whose shares are traded on a national or foreign securities exchange and which have a market capitalization of at least $1 billion.

C. Purchases which are part of an automatic dividend reinvestment plan or which involve no investment decision by the purchaser.

VI.      SANCTIONS

         Upon discovery of a violation of this Code of Ethics, including either violations of the enumerated provisions or the general principles provided, the Company may impose such sanctions as it deems appropriate, including, inter alia, a fine, letter of censure or suspension or termination of the employment of the violator.



                                          EXHIBIT A

                                 FT DEFINED PORTFOLIOS LLC
                                  ACCESS/INVESTMENT PERSON

                                SECURITIES HOLDINGS REPORT

Name of Access/Investment Person: ______________________________________

Date: ______________________________________________________

I hereby certify that as of _________________, I had a beneficial ownership interest in no securities other than those set forth below.

Issuer                     # of shares/principal amount             Market Value
______                     ____________________________             ____________










                                     OR

I hereby certify that as of __________________, I had a beneficial ownership interest in no securities other than those set forth on the attached brokerage account statements.

                                     OR

I hereby certify that as of __________________, I had a beneficial interest in no securities.

_____________________________________
Signature



                                  EXHIBIT B

                           FT DEFINED PORTFOLIOS LLC
                           ACCESS/INVESTMENT PERSON

                         CODE OF ETHICS CERTIFICATION

I, ___________________________, hereby certify that I have read, and understand the FT DEFINED PORTFOLIOS LLC Code of Ethics. Furthermore, I certify that I have complied with its provisions during the preceding year.

________________________________                               ________________
Signature                                                                  Date



                                  EXHIBIT C

                          FT DEFINED PORTFOLIOS LLC
                          ACCESS/INVESTMENT PERSON

                        QUARTERLY TRANSACTION REPORT

Name of Access/Investment Person:________________________________________

Date:  _____________________

I hereby certify that during the calendar quarter ended _____________, I had a beneficial ownership interest in the following securities transactions:

Type of       Type of
Transaction   Security Issuer      # of shares/principal amount    $ amount
___________   _______________      ____________________________    ________













                                   OR

I hereby certify that during the calendar quarter ended __________, I had a beneficial ownership interest in no securities transactions other that those set forth on the attached brokerage account confirmations.

                                   OR

I hereby certify that during the calendar quarter ended ___________, I had a beneficial ownership interest in no securities transactions.

_________________________________
Signature



CODE OF ETHICS DISTRIBUTION LIST
         ACCESS PERSONS

      Patrick M. Fitzgerald
          Niel Nielson
        Robert J. Bartel
        Richard Erickson
        W. Scott Jardine
          Mark Bradley

CODE OF ETHICS DISTRIBUTION LIST
       INVESTMENT PERSONS

         James A. Bowen
           David Field
          Robert Carey
            Sue Brix
      Robert W. Bredemeier